Exhibit 10.1

PROMISSORY NOTE

Borrower: Shells Seafood Restaurants, Inc.
16313 North Dale Mabry Hwy, Suite 100
Tampa, FL 33618

Lender: COLONIAL BANK, N.A.
Corporate Lending
400 N. Tampa Street
Tampa, FL 33602
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Principal Amount: $500,000.00 Initial Rate: 8.250% Date of Note: December 28, 2005
PROMISE TO PAY. Shells Seafood Restaurants, Inc. ("Bor rower") promises to pay to COLONIAL BANK, N.A. ( "Lender"), or order, in lawful money of the United States of Amer ica, the pr incipal amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding pr incipal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Bor rower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on June 28, 2006. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning January 28, 2006, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the pr incipal balance is outstanding. Bor rower will pay Lender at Lender ’s address shown above or at such other place as Lender may designate inwriting.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the
Colonial Bank, N.A.’ s Base Rate (the "Index"). Base Rate. Lender will tell Bor rower the cur rent Index rate upon Borrower ’s request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well.
The Index cur rently is 7.250% per annum. The interest rate to be applied to the unpaid pr incipal balance during this Note will be at a rate of
1.000 percentage point over the Index, resulting in an initial rate of 8.250% per annum. NOTICE: Under no circumstances will the effective rate of interest on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon ear ly payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Bor rower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather , early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender ’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender . All wr itten communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: COLONIAL BANK, N.A.; Corporate Lending;
400 N. Tampa Street; Tampa, FL 33602.

LATE CHARGE. If a payment is 9 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased to
18.000% per annum. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:
Payment Default. Bor rower fails to make any payment when due under this Note.
Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower .
Default in Favor of Third Par ties. Borrower or any Grantor defaults under any loan, extension of credit, secur ity agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may mater ially affect any of Bor rower’s proper ty or
Borrower ’s ability to repay this Note or per form Borrower ’s obligations under this Note or any of the related documents.
False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower ’s behalf under this
Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Insolvency. The dissolution or termination of Bor rower’s existence as a going business, the insolvency of Borrower , the appointment of a receiver for any part of Bor rower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.
Creditor or For feiture Proceedings. Commencement of foreclosure or for feiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan.
This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Bor rower as to the validity or reasonableness of the claim which is the basis of the creditor or for feiture proceeding and if Borrower gives Lender wr itten notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation par ty dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender , at its option, may, but shall not be required to, permit the guarantor ’s estate to assume unconditionally the obligations ar ising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.
Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Bor rower.
Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or per formance of this Note is impaired.
Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Bor rower, after receiving wr itten notice from
Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15)
days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Bor rower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Bor rower does not pay. Borrower will pay
Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender ’s reasonable attorneys’ fees and Lender ’s legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings ( including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURYWAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Bor rower against the other .

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Florida without regard to its conflicts of lawprovisions. This Note has been accepted by Lender in the State of Flor ida.

DISHONORED ITEM FEE. Bor rower will pay a fee to Lender of $30.00 if Borrower makes a payment on Bor rower’s loan and the check or preauthorized charge withwhich Bor rower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a r ight of setoff in all Bor rower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However , this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

COLLATERAL. Borrower acknowledges this Note is secured by collateral as more fully described in a Commercial Security Agreement of even date.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Bor rower or as provided in this paragraph. All oral requests shall be confirmed in wr iting on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender’s office shown above. The following person currently is authorized to request advances and author ize payments under the line of credit until Lender receives from Borrower , at Lender ’s address shown above, written notice of revocation of his or her author ity: Warren R. Nelson, Vice President/CFO of Shells Seafood Restaurants, Inc. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Bor rower’s accounts with
Lender . The unpaid pr incipal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including daily computer print-outs.

LETTERS OF CREDIT. Borrower may request that Lender , from time to time, issue letters of credit for the benefit of Bor rower (each a "Letter of
Credit"). Bor rower acknowledges that, when a Letter of Credit is issued by Lender for the benefit of Bor rower while the line of credit evidenced hereby (the "Line of Credit") remains outstanding, the amount available under the Line of Credit shall immediately be reduced by an amount equal to the face amount of the Letter of Credit and Bor rower shall have no right to borrow such amount while the Letter of Credit remains outstanding. Therefore, as an example which is included for the purpose of demonstration only, if Lender were to issue a Letter of Credit for the benefit of Borrower in the amount of $50,000.00, the amount available to be borrowed by Bor rower under the Line of Credit evidenced by this
Note shall immediately be reduced by $50,000.00 (as if such amount had been drawn down by Bor rower under the Line of Credit) and Bor rower shall have no right to borrowthe said funds while the Letter of Credit remains outstanding. Lender shall have no obligation to issue a Letter of
Credit if the amount which remains unborrowed under the Line of Credit, at the point in time at which Bor rower requests the Letter of Credit, is less than the face amount of the Letter of Credit. Borrower acknowledges that, in addition to complying with the terms and conditions hereof,
Bor rower shall also be required to satisfy all of the other conditions of Lender with respect to the issuance of any Letter of Credit, specifically including, but not limited to, the execution of any and all documents whichmay be required by Lender with regard thereto.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower , and upon Borrower ’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: COLONIAL BANK, N.A., Corporate Lending, 400 N. Tampa Street, Tampa, FL 33602.

GENERAL PROVISIONS. If any par t of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for , charge, collect, take, reserve or receive (collectively referred to herein as
"charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthor ized fee shall, instead of anything stated to the contrary, be applied first to reduce the pr incipal balance of this loan, and when the principal has been paid in full, be refunded to Bor rower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser , shall be released from liability. All such parties agree that Lender may renew or extend
(repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender ’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.
BORROWER:
SHELLS SEAFOOD RESTAURANTS, INC.
By:,/s/ War ren R. Nelson, Vice President/CFO
Shells Seafood Restaurants, Inc.
Florida Documentary Stamp Tax
Florida documentary stamp tax required by law in the amount of $1,750.00 has been paid or will be paid directly to the Department of Revenue.